UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2008

                                  Aspeon, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



        000-21477                                            52-1945748
---------------------------                                 -------------
(Commission File Number)                                   (I.R.S. Employer
                                                           Identification No.)

           2460 West 26th Avenue, Suite 380-C, Denver, Colorado 80211
          -------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: (303) 380 9784



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

                          SECTION 8 - OTHER INFORMATION


ITEM 8.01 OTHER INFORMATION

On April 2, 2008, the Company held its annual shareholders' meeting. There were sufficient shares represented for a quorum. There were sufficient votes to pass all of the proposals presented at the meeting. The proxies were tallied through April 4, 2008. The breakdown of the voting on each proposal is as follows.


                                                For             Against        Withhold

Proposal 1: To elect three directors            11,606,228            0          6,422
(David J. Cutler, Wesley F. Whiting,
and Redgie Green) to hold office until
the next annual meeting of shareholders.

Proposal 2: To authorize a reverse split        11,494,448      103,652         14,550
of the common stock on a one for fifteen
basis.

Proposal 3: To appoint Larry O'Donnell,         11,605,578        1,422          5,650
CPA, P.C. as independent auditors for
fiscal year ended June 30, 2008.

Proposal 4: To change the Company's             11,605,453        3,447          3,750
name to a name to be determined by the
Board of Directors.

Proposal 5: To authorize the officers           11,498,639      107,991          6,020
and directors of the Company to amend
the Company's Articles of Incorporation
to increase the number of Common Shares
authorized from twenty million to one
hundred million.

Proposal 6: To authorize the officers           11,492,339       89,391         36,920
and directors of the Company to amend
the Company's Articles of Incorporation
to increase the number of Preferred Shares
authorized from one million to twenty-five
hundred million in such classes and series
and with such rights, privileges and
preferences as the Board may hereafter
determine.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                          ASPEON, INC.
                                      --------------------
                                          (Registrant)

                                      Dated: April 30, 2008



                                   /s/ David J. Cutler
                                   ---------------------------
                                   David J. Cutler, President